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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Objective Communications, Inc.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                                     54-1707962
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 (State of Incorporation or Organization)                I.R.S. Employer
                                                        Identification no.)

      50 International Drive
     Portsmouth, New Hampshire                                 03801
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(Address of Principal Executive Offices)                     (Zip Code)


If this form relates to the                       If this form relates to the
registration of a class of                        registration of a class of
securities pursuant to Section                    securities pursuant to Section
12(b) of the Exchange Act and                     12(g) of the Exchange Act and
is effective upon filing pursuant                 is effective pursuant to
to General Instruction A.(c) please               General Instruction A.(d)
check the following box. [ ]                      please check the following
                                                  box. [X]

Securities Act registration statement file number to which this form relates:     333-72429
                                                                               ---------------
                                                                               (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                     Name of Each Exchange on Which
       to be so Registered                     Each Class is to be Registered
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
       None.

Securities to be registered pursuant to Section 12(g) of the Act:

                                      Unit
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                                (Title of Class)

                    Redeemable Common Stock Purchase Warrant
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                                (Title of Class)


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Item 1.  Description of Registrant's Securities to be Registered.

           Information concerning the Units and Redeemable Common Stock Purchase Warrants of Objective Communications, Inc. (the "Company") to be registered hereunder is incorporated by reference to the section entitled "Description of Securities" in the prospectus forming a part of the Registration Statement on Form SB-2, as amended (Registration No. 333-72429), filed by the Company under the Securities Act of 1933, as amended.

Item 2.  Exhibits.

1. Third Amended and Restated Certificate of Incorporation of the Company (Incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2 (File No. 333-72429) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1999 SB-2")).

2. Amended and Restated Bylaws of the Company (Incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2 (File No. 333-20625) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended).

3. Specimen certificate evidencing shares of common stock of the Registrant (Incorporated by reference to Exhibit 4.5 to the 1999 SB-2).

4. Specimen certificate evidencing Redeemable Common Stock Purchase Warrant (Incorporated by reference to Exhibit 4.16 to the 1999 SB-2).

5. Specimen certificate evidencing Units (Incorporated by reference to Exhibit 4.18 to the 1999 SB-2).

6. Form of Warrant Agreement (Incorporated by reference to Exhibit 4.17 to the 1999 SB-2).




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      OBJECTIVE COMMUNICATIONS, INC.

Date:  June 7, 1999                   By: /s/ James F. Bunker
                                          James F. Bunker
                                          President and Chief Executive Officer




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